THIS UNSECURED CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

Global Arena Holding, Inc.

Unsecured Convertible Promissory Note

No. [__]

$[Amount]	[INSERT DATE]

For value received, Global Arena Holding, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of [Lender’s Name], with an address at ______________________________________________, email:  ___________  or its registered assigns (hereinafter together with successors in title and assigns referred to as the “Holder”), the principal sum of [             ] Dollars ($[              ]), together with simple interest from the date hereof on the principal amount outstanding from time to time, as specified below.

This Unsecured Convertible Promissory Note (this “Note”) is one in a series of Unsecured Convertible Promissory Notes (collectively, the “Notes”) issued by the Company pursuant to that certain Unsecured Convertible Promissory Note and Warrant Purchase Agreement, dated as of [INSERT DATE], by and among the Company and the Holder (the “Purchase Agreement”) which is similar to the agreement that is entered into by the Company with other investors or purchasers of the other Notes.  As used in this and any other Notes, the term “Requisite Note Holders” shall mean the holders of a majority of the aggregate outstanding principal amount of this and the other Notes issued under the terms and conditions of the Purchase Agreement (and not include any other notes, debentures or similar instruments that may have been or may be issued by the Company).  Capitalized terms used but not defined herein shall have the meanings given them in the Purchase Agreement.

The obligations under this Note are unsecured.

Certain capitalized terms used in this Note have the following meaning:

“Affiliate” shall have the meaning ascribed to such term under the Securities Exchange Act.

“Common Stock” shall mean the shares of common stock of the Company, $0.001 par value per share.

“Conversion Date” means the date a Conversion Notice is delivered to the Company in accordance with Section 3(a).

“Conversion Notice” means a written notice in the form attached hereto as Exhibit A.

“Conversion Price Per Share” shall mean twenty-five cents ($0.25), subject to adjustment under Section 6.

“Exchange” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board, on which the Common Stock is listed or quoted for trading on the date in question.

“Maturity Date” shall mean [INSERT DATE] or if such date is not a business day on the immediately succeeding business day.

“Securities Act” means the Securities Act of 1933, as amended, and to the extent applicable, the rules and regulations promulgated thereunder.

“Securities Exchange Act” means the Securities and Exchange Act of 1934, as amended, and to the extent applicable, the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the principal Exchange for the Company’s Common Stock is open for trading.

“Underlying Shares” means the shares of Common Stock issuable upon conversion of the Note and payment of interest under this Note.

1.

Interest.  The outstanding principal amount of this Note shall bear interest at an annual rate of TWELVE PERCENT (12.00%).  Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed.  Interest on the obligations of this Note shall accrue and be paid on the Maturity Date, or if such date is not a business day, then on the next business day without any additional accrual of interest for such payment.

2.

Amount Due.

(a)

Unless earlier converted into shares of the Company’s Common Stock on the Conversion Date (as defined below) pursuant to the terms of this Note and subject to the default provisions set forth herein, the principal amount of this Note together with accrued interest (the sum of such principal and accrued interest being hereinafter referred to as the “Amount Due”) shall be payable on the Maturity Date.

(b)

The Amount Due may be prepaid in whole or in part without penalty and without the prior written consent of the Holder or any of the Requisite Note Holders; provided that upon any prepayment the holder of the Note shall have the right, but not the obligation, to use the amount that has been paid by the Company to the Holder in connection with such prepayment to purchase shares of Common Stock at the Conversion Price Per Share by delivering a notice to the Company to such effect on or prior to the date that is ten business days after the date of such prepayment.

(c)

All of the Notes shall rank equally without preference or priority of any kind over one another, and all payments on account of the Amount Due with respect to any of the Notes shall be applied ratably and proportionately on the outstanding Notes on the basis of the respective principal amount of the outstanding indebtedness represented by each of the then outstanding Notes.

3.

Conversion of the Note.

(a)

All, but not less than all, the principal amount of this Note then outstanding together, subject to the limitation in Section , with any accrued and unpaid interest hereunder shall be convertible into shares of Common Stock at the Conversion Price (subject to the limitation set forth in Section ), at the option of the Holder, at any time during the Conversion Period. The Holder may exercise the conversion right under this Section  by delivering to the Company, during the Conversion Period, a Conversion Notice.  Notwithstanding the foregoing, the Holder may elect to convert less than all of the principal amount if a conversion hereunder may not be effected in full due to the application of Section , in which case, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to the Holder a new note of like tenor with a principal amount equal to the principal amount which has not been converted and the Holder will be permitted to convert such new note in accordance with its terms.  Upon the delivery by the Holder of the Conversion Notice, this Note shall no longer represent any right to payment of cash to the extent so converted and only represent the right to receive the Underlying Shares (and the new note if applicable) from the Company unless there is a Conversion Failure.

(b)

Certain Conversion Restrictions.  Notwithstanding anything to the contrary contained herein, unless otherwise agreed by the Company, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act (the “Beneficial Ownership”, does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise) (the “Maximum Percentage”).  For the avoidance of doubt, except as otherwise provided herein in connection with a transaction described in Section 6 (a “Fundamental Transaction”), this Note may not be exercised in whole or in part if the Holder’s Beneficial Ownership (as calculated herein) exceeds the Maximum Percentage prior to such exercise.  For such purposes, Beneficial Ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock that a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction.  This restriction may not be waived except by the Holder providing a notice to the Company as provided herein.  For any reason at any time, upon the written or oral request of the Holder, the Company shall promptly confirm in writing (which may be by electronic mail) to the Holder the number of shares of Common Stock then outstanding.  To the extent that the limitation contained in this Section 3(b) applies, the determination of whether this Note is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which a portion of this Note is exercisable shall be in the sole discretion of a Holder, and the submission of a Conversion Notice shall be deemed to be each Holder’s determination of whether this Note is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which portion of this Note is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination other than its obligation in this Section 3(b) to, upon the Holder's request, confirm in writing to the Holder the number of shares of Common Stock then outstanding.  Notwithstanding any provision of this Section 3(b) to the contrary, the limitations on the exercise of this Note under this Section 3(b) shall not be applicable from and after the date that is 61 days after the date that the Holder provides written notice to the Company that the Holder elects to have Beneficial Ownership of the Company’s Common Stock in excess of the Maximum Percentage, in which case such Holder shall have the right to exercise this Note without the limitations of this Section 3(b); provided, that the limitations of this Section 3(b) shall again be applicable to any assignee of this Note until 61 days after such assignee provides such notice to the Company.

4.

Mechanics of Conversion.

(a)

The number of Underlying Shares issuable upon any conversion hereunder shall equal the outstanding principal amount of this Note to be converted, divided by the Conversion Price on the Conversion Date, plus, the amount of any accrued but unpaid interest on this Note through the Conversion Date, divided by the Conversion Price on the Conversion Date.

(b)

The Company shall, by the tenth Trading Day following each Conversion Date, issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate a certificate for the Underlying Shares issuable upon such conversion. The Holder, or any Person so designated by the Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of such Conversion Date.

(c)

The Holder shall be required to deliver the original Note in order to effect a conversion hereunder.  Execution and delivery of the Conversion Notice shall have the same effect as cancellation of the Note.

(d)

If by the third Trading Day after a Conversion Date the Company fails to deliver to the Holder such Underlying Shares in such amounts and in the manner required pursuant to Section  (a “Conversion Failure”), then the Holder will have the right, exercisable at any time prior to receipt of the required Underlying Shares, to rescind the Conversion Notice pertaining thereto by giving written notice to the Company prior to such Holder’s receipt of such Underlying Shares.  The Company shall, within two Trading Days, notify the Holder and the holders of each of the other Notes should a Conversion Failure occur with respect to this Note or any other Note.

(e)

If a Conversion Failure occurs and prior to the receipt of such Underlying Shares, the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a “Buy-In”), then the Company shall: (1) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Underlying Shares that the Company was required to deliver to the Holder in connection with the exercise at issue by (B) the closing price of the Underlying Shares on the Exchange as of the date of the obligation giving rise to such purchase obligation and (2) at the option of the Company , either void the conversion at issue and reinstate the principal amount of Notes (plus accrued interest therein) for which such conversion was not timely honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  The Holder shall provide the Company reasonably detailed evidence or written notice indicating the amounts payable to the Holder in respect of the Buy-In.

5.

Payment; Prepayment.  All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company.  Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. The Company may prepay the Amount Due or any part thereof; provided, that the Company: (i) provides a notice Holder of this Note and the holders of each of the other Notes of the date of such prepayment at least five Trading Days and not more than fifteen Trading Days prior to such prepayment; and (ii) the Company prepays the Amount Due on this Note and the outstanding obligations under the Other Notes on a ratable basis, on the basis of the sum of the outstanding principal on all Notes and the accrued and unpaid interest thereon.

6.

Certain Adjustments.  The Conversion Price is subject to adjustment from time to time as set forth in this Section 6.

(a)

Stock Splits and Combinations.  If the Company shall at any time subdivide or combine its outstanding shares of Common Stock, this Note shall, after that subdivision or combination, evidence the right to purchase the number of shares of Common Stock that would have been issuable as a result of that change with respect to the shares of Common Stock which were purchasable under this Note immediately before that subdivision or combination.  If the Company shall at any time subdivide the outstanding shares of Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and, if the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before that combination shall be proportionately increased.  Any adjustment under this section shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)

Reclassification, Exchange and Substitution.  If the Common Stock issuable upon exercise of this Note shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder shall, on its exercise, be entitled to purchase for the same aggregate consideration, in lieu of the Common Stock that the Holder would have been entitled to purchase but for such change, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to purchase by the Holder on exercise of this Note immediately before that change.

(c)

Reorganizations, Mergers, Consolidations or Sale Of Assets.  If at any time there shall be a capital reorganization of the Company’s Common Stock (other than a combination, reclassification, exchange, or subdivision of shares provided for elsewhere above) or merger or consolidation of the Company with or into another entity, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person or entity, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Note, during the period specified in this Note and upon payment of the Conversion Price then in effect, the number of shares of Common Stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Note would have been entitled in such capital reorganization, merger, or consolidation or sale if this Note had been exercised immediately before that capital reorganization, merger, consolidation, or sale.  In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of the Holder after the reorganization, merger, consolidation, or sale to the end that the provisions of this Note (including adjustment of the Conversion Price then in effect and number of Underlying Shares purchasable upon exercise of this Note) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Note.  The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder at the address of the Holder shown on the Company’s books.  That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specify the Conversion Price then in effect after the adjustment and the increased or decreased number of Underlying Shares or the other shares or property purchasable upon exercise of this Note.  When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Note.

7.

Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of this Note. If any fraction of an Underlying Share would, except for the provisions of this Section, be issuable upon conversion of this Note or payment of interest hereon, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

8.

Covenant to Maintain Authorized Shares.

(a)

The Company covenants that during the period the conversion right exists, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note.

(b)

The Company represents that upon issuance, the Underlying Shares will be duly and validly issued, fully paid and non-assessable.

(c)

The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an Affiliate of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section 8 and who is an Accredited Investor (as defined by Regulation D promulgated under the Securities Act).

(d)

Except as otherwise provided herein (and subject to the removal provisions set forth below), until such time as the Underlying Shares have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

9.

Default.

(a)

This Note shall, at the election of the Requisite Note Holders, become immediately due and payable, upon notice and demand by the Requisite Note Holders (except in the case of clauses (1) and (ii) below, which shall not require notice or demand), upon the occurrence of any of the following events of default (individually, an “Event of Default” and collectively, “Events of Default”):

(i)

the liquidation, dissolution or insolvency of the Company, or the appointment of a receiver or custodian for the Company of all or substantially all of its property, if such appointment is not terminated or dismissed within thirty (30) days;

(i)

the institution by or against the Company of any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally;

(ii)

the material breach of any of the representations and warranties made by the Company in the Purchase Agreement; or

(iii)

the failure of the Company to make any payment of principal or interest when due on this Note, which failure continues for a period of thirty (30) days after written notice thereof.

(a)

Upon the occurrence of an Event of Default, the Holder shall have then, or at any time thereafter, all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the State of New York.

1.

No Set-Off.  All payments by the Company under this Note shall be made without set-off or counterclaim and be without any deduction or withholding for any taxes or fees of any nature, unless the obligation to make such deduction or withholding is imposed by law and the Company reasonably believes that such deduction or withholding is so imposed by law.

2.

Collection Expenses.  If this Note is not paid in accordance with its terms, the Company shall pay to the Holder, in addition to principal and accrued interest thereon, all costs of collection of this Note, including but not limited to reasonable attorneys’ fees, court costs and other costs for the enforcement of payment of this Note.

3.

Waivers.  The Company hereby expressly and irrevocably waives presentment, demand, protest, notice of protest and all other notices in connection with this Note.  No delay or extension on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, and a waiver of any right on any one occasion shall not operate as a waiver of such right on any future occasion.

4.

General.

(a)

Transfers; Successors and Assigns.  This Note, and the obligations and rights of the parties hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns.

(b)

Changes.  Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the Requisite Note Holders; provided, however, that no such change, addition, omission or waiver shall adversely and disproportionately affect any Holder in a manner different than any other holder of the other Notes without the prior written consent of such Holder.

(c)

Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (1) upon personal delivery or delivery by courier to the party to be notified, (ii) when sent by confirmed facsimile or electronic delivery if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, or (iii) four (4) days after having been sent by registered or certified mail, return receipt requested, postage prepaid.  All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 12(c)): (x) if to Company, to the Company at555 Madison Avenue, 12th Floor, New York, NY 10022, Attention: Chief Financial Officer, with a copy to Herrick, Feinstein LLP, Two Park Avenue, New York, NY  10016; Attention: Arthur Jakoby, Esq., E-Mail AJakoby@Herrick.com; and (ii) if to Holder, at Holder’s address set forth above the Holder’s name on the first page of this Note.

(d)

Severability.  If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

(e)

Governing Law.  This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York with the same effect for agreements wholly negotiated, executed and delivered in such State.

(f)

Exclusive Jurisdiction.  The Company and Holder (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the state of New York and to the jurisdiction of the United States District Court for the District of the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of the state of New York or the United States District Court for the District of the Southern District of New York, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(g)

Consolidation of Disputes.  The Holder agrees that any dispute regarding this Note may be consolidated by the Company in any proceeding regarding any dispute under any of the other Notes.

(h)

WAIVER OF JURY TRIAL:  THE COMPANY AND THE HOLDER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE COMPANY AND THE HOLDER AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS.  EACH OF THE COMPANY AND THE HOLDER HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PERSON HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL

(i)

Costs.  Each party will bear its own costs in respect of any disputes arising under this Agreement.

(j)

Maximum Rate. All agreements between the Company and the Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced by the Note or otherwise, shall the amount paid or agreed to be paid to the Holder for the use, forbearance or detention of the indebtedness evidenced by the Note exceed the maximum permissible under applicable law.

(k)

Severability.  As used herein, the term “applicable law” shall mean the law in effect as of the date hereof. If, from any circumstance whatsoever, fulfillment of any provision hereof or the Purchase Agreement at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Company and the Holder.

[Signature on following page]

IN WITNESS WHEREOF, this Note has been duly executed on behalf of the undersigned on the day and in the year first written above.

Global Arena Holding, Inc.

By:

Name:

Title:

EXHIBIT A

CONVERSION NOTICE

(To be executed by the Registered Holder
in order to convert Notes)

Date of Notice:    _________________.

The undersigned hereby elects to convert the principal amount of Note indicated below, into shares of Common Stock of Global Arena Holding, Inc., as of the date written below. If shares are to be issued in the name of a Person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. All terms used in this notice shall have the meanings set forth in the Note.

Conversion calculations:

__________________________________________________________________

Date to Effect Conversion (date of Notice unless otherwise agreed by the Company)

__________________________________________________________________

Principal amount of Note owned prior to conversion

__________________________________________________________
Principal amount of Note to be converted (must be 100% unless otherwise agreed by the Company)

__________________________________________________________
Principal amount of Note remaining after Conversion

__________________________________________________________

DTC Account

__________________________________________________________________
Number of shares of Common Stock to be issued

__________________________________________________________________
Applicable Conversion Price

Name of Holder of the Note

By:

Name:
Title: